Share Capital	12 Months Ended
Dec. 31, 2018
Disclosure Of Classes Of Share Capital [Abstract]
Shares Capital

24.SHARE CAPITAL

The authorized share capital of the Corporation consists of an unlimited number of Common Shares, with no par value, and an unlimited number of convertible preferred shares (“Preferred Shares”), with no par value, issuable in series. As at December 31, 2018, 273,177,244 shares were issued and fully paid (December 31, 2017 - 147,947,874).

	Common Shares Number	Preferred Shares Number	Common Shares $000’s	Preferred Shares $000’s
Opening balance, as at January 1, 2017	145,101,127	1,139,249	1,178,404	684,385
Exercise of stock options and other equity awards	2,923,184	—	21,923	—
Repurchase of Common Shares	(76,437)	—	(493)	—
Ending balance, as at December 31, 2017	147,947,874	1,139,249	1,199,834	684,385
Exercise of stock options and other equity awards	1,791,860	—	38,048	—
Exercise of warrants	2,422,944	—	14,688	—
Conversion of Preference Shares	60,013,510	(1,139,249)	684,385	(684,385)
Issuance of Common Shares in connection with acquired subsidiaries	41,049,398	—	1,477,478	—
Issuance of Common Shares in connection with Equity Offering	18,875,000	—	690,353	—
Issue of Common Shares in connection with market access agreement	1,076,658	—	20,661	—
Equity Fees	—	—	(5,413)	—
Reversal of 2014 deferred tax	—	—	(3,747)	—
Ending balance, as at December 31, 2018	273,177,244	—	4,116,287	—

Equity Offering

On June 26, 2018, the Corporation closed an underwritten public offering of Common Shares (the “Equity Offering”) at a price of $38.00 per Common Share. The Corporation sold a total of 17,000,000 Common Shares and certain selling shareholders of the Corporation sold 8,000,000 Common Shares. The net proceeds to the Corporation (excluding the over-allotment proceeds), after underwriting discounts and commissions, but before expenses of the Equity Offering payable by the Corporation, were $621.8 million. The Equity Offering also included an over-allotment option granted to the underwriters to purchase an additional 1,875,000 Common Shares from the Corporation and 1,875,000 Common Shares from the selling shareholders at a price of $38.00 per Common Share. The underwriters exercised this over-allotment option in full on July 20, 2018, which closed on July 24, 2018 and resulted in additional net proceeds to the Corporation after underwriting discounts and commissions, but before expenses of the over-allotment option payable by the Corporation, of $68.6 million.

Preferred Share Conversion

On June 5, 2018, the Corporation announced that it elected to effect the conversion of all Preferred Shares pursuant to their terms (the “Preferred Share Conversion”) as a result of meeting the applicable price and liquidity conditions with respect to the same. As a result, on July 18, 2018, all of the Corporation’s outstanding Preferred Shares were converted into Common Shares at a rate of 52.7085 Common Shares per Preferred Share, resulting in the cancellation of all of the Preferred Shares and the issuance of 51,999,623 million Common Shares to the holders thereof. All the Preferred Shares were cancelled and all rights associated therewith were terminated.

Prior to completion of the Preferred Share Conversion, Polar Multi-Strategy Master Fund (and certain affiliated funds) and Verition Canada Master Fund Ltd. applied to the Ontario Superior Court of Justice for a declaration that the mandatory conversion would contravene the Corporation’s articles of continuance. On July 17, 2018 the Superior Court ruled in favor of the Corporation and dismissed the application. As a result, the Corporation proceeded with the conversion as indicated above. The applicants subsequently appealed the Superior Court decision and in the appeal are seeking, among other things, rescission of the conversion or potential damages.

In addition to the Common Shares issued in connection with the Equity Offering and Preferred Share Conversion as described above, during the year ended December 31, 2018:

•

The Corporation issued 1,731,761 Common Shares for cash consideration of $31.0 million as a result of the exercise of stock options. The exercised stock options were initially valued at $5.8 million. Upon exercise, the values originally allocated to the stock options in the Equity reserve were reallocated to the Common Shares so issued.

•

The Corporation issued 60,099 Common Shares in connection with the settlement of other equity-based awards, initially valued at $1.2 million. Upon settlement of such equity-based awards, the values originally allocated to the equity-based awards in the Equity reserve were reallocated to the Common Shares issued.

•

The Corporation issued 2,422,944 Common Shares as a result of the exercise of 4,000,000 warrants. There are no further outstanding warrants as at December 31, 2018. The exercised warrants were initially valued at $14.7 million. Upon the exercise of such warrants, the value originally allocated to the Warrants reserve was reallocated to the Common Shares so issued.

•

The Corporation issued 8,013,887 Common Shares as a result of the voluntary conversion of 152,698 Preferred Shares prior to the Preferred Share Conversion. The converted Preferred Shares were initially valued at $114.9 million. Upon the conversion of the Preferred Shares, the value originally allocated to the Preferred Shares was reallocated to the Common Shares so issued. 8,000,000 of the Common Shares issued as a result of such voluntary conversion were then sold by the holders thereof in the Equity Offering.

•	The Corporation issued 3,115,344 Common Shares, valued at $96.4 million, to the sellers of BetEasy as partial consideration for the acquisition of an additional 18% of the equity interests in BetEasy.
•	The Corporation issued 37,934,054 Common Shares, valued at $1.38 billion, to the sellers of SBG as partial consideration for the SBG Acquisition.
•

The Corporation issued 1,076,658 Common Shares, valued at $20.7 million, to Eldorado Resorts, Inc. (“Eldorado”) in connection with an agreement with Eldorado which, among other things, grants the Corporation an option to operate online betting and gaming in certain states where Eldorado currently or in the future owns or operates casino properties.

During the year ended December 31, 2017:

•

The Corporation issued 2,899,184 Common Shares for cash consideration of $16.6 million as a result of the exercise of stock options and the settlement of other equity awards. The exercised stock options and other equity awards were initially valued at $5.3 million. Upon the exercise of stock options and the settlement of other equity awards, the values originally allocated to the stock options and other equity awards in the Equity reserve were reallocated to the Common Shares so issued.

•

The Corporation cancelled 76,437 common shares related to the previously disclosed acquisition of Amaya (Alberta) Inc. (formerly Chartwell Technology Inc.) (“Chartwell”) in 2011 that were unclaimed and surrendered to the Corporation. These securities were cancelled due to the expiration of the “sunset” provisions set forth in the arrangement agreement for the purchase, which provided for the cancellation of a right of the holder to receive cash consideration, for any certificates formerly representing Chartwell shares that were not deposited with all other documents as required by the applicable plan arrangement on or before the fourth anniversary of the date of purchase. The difference between the aggregate purchase price and the book value of the reclaimed shares was accounted for in the Treasury Reserve.